Brown Advisory - Beutel Goodman Large-Cap Value Fund
Schedule of Investments
September 30, 2023 (Unaudited)

COMMON STOCKS - 96.8%	Shares	Value
Communication Services - 10.4%
Comcast Corp.	1,197,795	$53,110,230
Interpublic Group of Cos., Inc.	1,613,365	46,239,041
Omnicom Group, Inc.	884,802	65,900,053
Total Communication Services		165,249,324

Consumer Discretionary - 15.3%
eBay, Inc.	1,032,345	45,516,091
Gentex Corp.	1,352,180	43,999,937
Harley-Davidson, Inc.	1,688,164	55,810,702
Polaris, Inc.	485,550	50,565,177
Tempur Sealy International, Inc.	1,038,870	45,024,626
Total Consumer Discretionary		240,916,533

Consumer Staples - 10.1%
Campbell Soup Co.	1,161,620	47,719,350
Kellogg Co.	890,021	52,965,150
Kimberly-Clark Corp.	499,375	60,349,468
Total Consumer Staples		161,033,968

Financials - 15.6%
American Express Co.	417,420	62,274,890
Ameriprise Financial, Inc.	161,250	53,160,900
BlackRock, Inc.	74,765	48,334,825
Carlyle Group, Inc.	946,690	28,552,170
SEI Investments Co.	903,350	54,408,771
Total Financials		246,731,556

Health Care - 14.2%
Amgen, Inc.	327,785	88,095,497
Biogen, Inc. (a)	218,890	56,256,919
Cencora, Inc.	143,321	25,793,480
Merck & Co., Inc.	538,715	55,460,709
Total Health Care		225,606,605

Industrials - 13.9%
Cummins, Inc.	204,505	46,721,212
Flowserve Corp.	1,500,639	59,680,413
Masco Corp.	989,860	52,908,017
Parker-Hannifin Corp.	56,670	22,074,098
Westinghouse Air Brake Technologies Corp.	367,180	39,020,219
Total Industrials		220,403,959

Information Technology - 16.6%
Amdocs Ltd.	852,837	72,056,198
Gen Digital, Inc.	2,897,125	51,221,170
NetApp, Inc.	978,755	74,267,930
QUALCOMM, Inc.	607,240	67,440,074
Total Information Technology		264,985,372

Materials - 0.7%
PPG Industries, Inc.	90,540	11,752,092
Total Materials		11,752,092
TOTAL COMMON STOCKS (Cost $1,421,105,616)		1,536,679,409

SHORT-TERM INVESTMENTS - 3.0%
Money Market Funds - 3.0%
First American Government Obligations Fund - Class Z, 5.22% (b)	48,414,565	48,414,565
Total Money Market Funds		48,414,565
TOTAL SHORT-TERM INVESTMENTS (Cost $48,414,565)		48,414,565

TOTAL INVESTMENTS - 99.8% (Cost $1,469,520,181)		1,585,093,974
Other Assets in Excess of Liabilities - 0.2%		3,363,200
TOTAL NET ASSETS - 100.00%		$1,588,457,174

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of September 30, 2023.

Various inputs may be used to determine the value of the Fund’s investments.  These inputs are summarized in three broad levels.  The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.).
Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments

	Level 1	Level 2	Level 3
Equities:
Common Stocks	$1,536,679,409	$–	$–
Total Equities	1,536,679,409	–	–

Fixed Income Securities:
Short-Term Investments	48,414,565	–	–
Total Fixed Income Securities	48,414,565	–	–

Total Investments in Securities	$1,585,093,974	$–	$–

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.